SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 2004

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 5, 2006


                       MAGNITUDE INFORMATION SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                  33-20432                      75-2228828
          (COMMISSION FILE NUMBER)   (IRS EMPLOYER IDENTIFICATION NO.)


                  401 STATE ROUTE 24, CHESTER, NEW JERSEY 07930
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (908) 879-2722
                         (REGISTRANT'S TELEPHONE NUMBER)


                              --------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2 BELOW):

     |_| WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

     |_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

     |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

     |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E- 4(C))

                    INFORMATION TO BE INCLUDED IN THE REPORT

OTHER EVENTS.

AT OUR SPECIAL MEETING OF STOCKHOLDERS ON MARCH 31, 2006, STOCKHOLDERS APPROVED THE FOLLOWING:

CAST VOTES ELECTING STEVEN D. RUDNIK, STEVEN GRAY, JOERG KLAUBE AND JOSEPH TOMASEK AS DIRECTORS OF THE COMPANY TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AS FOLLOWS:

STEVEN D. RUDNIK:      71,699,130 FOR,  1,931,670 AGAINST,    351,821 ABSTAIN
STEVEN GRAY:           73,301,464 FOR,    333,336 AGAINST,    351,821 ABSTAIN
JOERG H. KLAUBE        73,468,131 FOR,    166,669 AGAINST,    351,821 ABSTAIN
JOSEPH J. TOMASEK      73,468,131 FOR,    166,669 AGAINST,  3,018,521 ABSTAIN

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 200,000,000 SHARES TO 300,000,000 SHARES.

FOR:  66,078,423       AGAINST: 8,800,197       ABSTAIN: 2,074,201

APPROVAL OF AN AMENDMENT TO THE EMPLOYMENT AGREEMENT FOR STEVEN D. RUDNIK:

FOR:  29,094,463       AGAINST:  6,930,509      ABSTAIN:   358,169

RATIFICATION OF THE APPOINTMENT OF ROSENBERG RICH BAKER BERMAN & COMPANY AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005:

FOR:  75,696,983       AGAINST:      6,437      ABSTAIN:  1,247,801

ON MARCH 31, 2006, WE AMENDED OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 200,000,000 SHARES TO 300,000,000 SHARES.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS. THE FOLLOWING EXHIBITS ARE FILED HEREWITH:

3.1 CERTIFICATE OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION FILED MARCH 31, 2006.

                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                           MAGNITUDE INFORMATION SYSTEMS, INC.

DATED:  APRIL 5, 2006                      BY: /S/ JOERG H. KLAUBE
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                                               JOERG H. KLAUBE
                                               CHIEF FINANCIAL OFFICER